Filed pursuant to Rule 497(a)

Registration No. 333-279023

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$750 MILLION 5.250% UNSECURED NOTES DUE 2031

New York, NY-January 5, 2026- Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $750 million in aggregate principal amount of 5.250% notes due 2031. The notes will mature on April 12, 2031 and may be redeemed in whole or in part at Ares Capital’s option at any time at par plus a “make-whole” premium, if applicable.

BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., CIBC World Markets Corp., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Truist Securities, Inc. are acting as joint book-running managers for this offering. HSBC Securities (USA) Inc., Morgan Stanley & Co. LLC, Regions Securities LLC, SG Americas Securities, LLC, U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, ICBC Standard Bank Plc and Natixis Securities Americas LLC are acting as joint lead managers for this offering. Ares Management Capital Markets LLC, Deutsche Bank Securities Inc., ING Financial Markets LLC, R. Seelaus & Co., LLC, AmeriVet Securities, Inc., Citigroup Global Markets Inc., Keefe, Bruyette & Woods, Inc., Loop Capital Markets LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC are acting as co-managers for this offering. The offering is expected to close on January 12, 2026, subject to customary closing conditions.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. Ares Capital may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The pricing term sheet dated January 5, 2026, the preliminary prospectus supplement dated January 5, 2026, and the accompanying prospectus dated May 1, 2024, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 270 Park Avenue, New York, NY 10017, Attn: Investment Grade Syndicate Desk, 1-212-834-4533; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, NY 10281, by toll-free telephone at 1-866-375-6829 or email rbcnyfixedincomeprospectus@rbccm.com; SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-212-224-5135; or Wells Fargo Securities, LLC at 1-800-645-3751.

ABOUT ARES CAPITAL CORPORATION

Founded in 2004, Ares Capital is a leading specialty finance company focused on providing direct loans and other investments in private middle market companies in the United States. Ares Capital’s objective is to source and invest in high-quality borrowers that need capital to achieve their business goals, which oftentimes can lead to economic growth and employment. Ares Capital believes its loans and other investments in these companies can help generate attractive levels of current income and potential capital appreciation for investors. Ares Capital, through its investment manager, utilizes its extensive, direct origination capabilities and incumbent borrower relationships to source and underwrite predominantly senior secured loans but also subordinated debt and equity investments. Ares Capital has elected to be regulated as a business development company (“BDC”) and was the largest publicly traded BDC by market capitalization as of September 30, 2025. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS CONTACTS

Ares Capital Corporation

John Stilmar or Carl Drake

888-818-5298

irarcc@aresmgmt.com